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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) February 15, 2002
                                                        -----------------

                      FIRST USA BANK, NATIONAL ASSOCIATION
 -------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

       (As Servicer on behalf of PARTNERS FIRST CREDIT CARD MASTER TRUST)



  Laws of the United States            333-29495-01              51-0269396
  -------------------------            ------------              ----------
(State or other jurisdiction of   (Commission File Number)     (IRS Employer
 incorporation or organization)                           Identification Number)



201 North Walnut Street, Wilmington, Delaware                      19801
--------------------------------------------------------------------------------
(Address of principal executive offices)                        (Zip Code)


                          302/594-4000
-------------------------------------------------------------------
Registrant's telephone number, including area code

                                     N/A
--------------------------------------------------------------------------------
              (Former name, former address and former fiscal year,
                         if changed since last report)

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Item 7.  Financial Statements, Pro Forma financial Statements and Exhibits
                  See separate index to exhibits.

Exhibit No.       Document Description
-----------       --------------------
       20.1       Excess Spread Analysis

       20.2       Monthly Trust Activity

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                                    SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                        FIRST USA BANK, NATIONAL ASSOCIATION
                        as Servicer on behalf of PARTNERS FIRST CREDIT CARD MASTER TRUST




                        By: /s/ Tracie H. Klein
                            ---------------------------------------
                        Name: Tracie H. Klein
                        Title: First Vice President











Date:  February 15, 2002
       -----------------


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                                INDEX TO EXHIBITS


Exhibit Number    Exhibit
--------------    -------

     20.1         Excess Spread Analysis

     20.2         Monthly Trust Activity